EXHIBIT 10.6


                               THIRD AMENDMENT TO
                               ------------------
                    AMENDED AND RESTATED TERM LOAN AGREEMENT
                    ----------------------------------------
                              AND WAIVER AGREEMENT
                              --------------------

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT AND WAIVER AGREEMENT (this "Amendment"), dated as of July 15, 2002, is entered into by and between SVI SOLUTIONS, INC., a Delaware corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a California banking corporation ("Lender"), with reference to the following facts:

                                    RECITALS
                                    --------

         A. Borrower and Lender are parties to an Amended and Restated Term Loan Agreement, dated as of June 29, 2001, as amended by that certain First Amendment to Amended and Restated Term Loan Agreement, dated as of March 18, 2002 and that certain Second Amendment to Amended and Restated Term Loan Agreement, dated as of May 21, 2002 (collectively, the "Loan Agreement"), pursuant to which the Lender has provided the Term Loan to Borrower.

         B. Borrower has requested that Lender (a) waive compliance with certain requirements of the Loan Agreement; (b) extend the Maturity Date to August 31, 2003, (c) convert certain unpaid interest and fees to principal and increase the Term Loan accordingly and (c) amend the Loan Agreement as set forth below.

         D. Lender is willing to provide Borrower with the foregoing accommodations on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. DEFINED TERMS. All initially capitalized terms used in this Amendment (including, without limitation, in the Recitals hereto) shall have the respective meanings specified in the Loan Agreement.

         2. EXTENSION OF TERM OF LOAN AGREEMENT. Section 1.1 of the Loan Agreement is hereby further amended such that the definition of "Maturity Date" shall read in full as follows:

                  "'MATURITY DATE' means August 31, 2003, or such later date as the Maturity Date may be extended pursuant to Section 2.2."

         3. CONVERSION OF UNPAID INTEREST AND FEES; AMORTIZATION OF LOAN. (a) As of the date of this Amendment, (i) the outstanding principal balance of the Term Loan is $6,849,598.60, (ii) the accrued and unpaid interest is $261,248.60 and
(iii) the accrued and unpaid fees are $100,000.00. Borrower and Lender agree that upon the effectiveness of this Amendment, the unpaid interest and fees referred to in the preceding sentence shall be converted to principal and added to balance the Term Loan, which balance, immediately following such addition, shall then be $7,210,847.20.

         (b) Section 3.1(e) of the Loan Agreement is hereby amended and restating in full as follows:

                  "(e) If not sooner paid, the principal Indebtedness evidenced by the Note shall be due and payable by Borrower as follows:

                  (i) one payment of $35,000.00 on October 15, 2002;

                  (ii) two (2) equal consecutive monthly installment payments of $50,000.00 each, on November 15, 2002 and December 15, 2002;

                  (iii) eight (8) equal consecutive monthly installment payments of $100,000.00 each, on January 15, 2003 and on the 15th day of each month thereafter through and including August 15, 2003; and

                  (iv) one payment in an amount equal to the entire remaining unpaid principal balance of the Term Loan and all accrued and unpaid interest thereon, on the Maturity Date."

         4. CAPITAL EXPENDITURES. Section 6.13 of the Loan Agreement is hereby amended and restated in full as follows:

         "CAPITAL EXPENDITURES. Make any Capital Expenditure if to do so would result in the aggregate of all Capital Expenditures made during the period commencing on July 15, 2003 and ending upon the termination of this Agreement to exceed $275,000."

         5. TERMINATION OF MINIMUM BOOK NET WORTH COVENANT. Section 6.17 of the Loan Agreement is hereby deleted.

         6. MINIMUM MONTHLY EBITDA. Section 6.18 of the Loan Agreement is hereby amended and restated in full as follows:

                  "Permit EBITDA (a) for the Fiscal Quarter ending September 30, 2002 to be less than $200,000.00, (b) for the Fiscal Quarter ending December 31, 2002 to be less than $300,000.00, (c) for the Fiscal Quarter ending March 31, 2003 to be less than $400,000.00, (d) for the Fiscal Quarter ending June 30, 2003 to be less than $200,000.00 and (e) for each Fiscal Quarter thereafter (i) if projected EBITDA is a positive number, to be less than 85% of Borrower's projected EBITDA and (b) if projected EBITDA is a negative number, to be a negative EBITDA the absolute value of which is greater than 115% of the absolute value of Borrower's projected EBITDA for such Fiscal Quarter as reflected in the Budget.

         7. AMENDMENTS TO FINANCIAL REPORTING REQUIREMENTS. Notwithstanding anything to the contrary set forth in Section 7.1(i) or in any other provision of the Loan Agreement, Borrower shall provide Lender with (i) cash flow statements, each in form and substance acceptable to Lender, on a monthly basis, and (ii) together with the monthly financial statements delivered by Borrower to Lender pursuant to Section 7.1(a), a brief written discussion, in form and substance acceptable to Lender, of Borrower's financial performance for such month and of Borrower's various strategic initiatives (including, without limitation, initiatives to raise additional debt or equity capital, to identify merger or acquisition opportunities and to refinance the Term Loan).

         8. EXTERNAL AUDITOR. In addition to its rights under the Loan Agreement, Lender shall have the right to engage an external auditor to examine, audit and review the Borrower's books, records and collateral and Borrower agrees that such auditor shall have the inspection rights set forth in Section
5.6 of the Loan Agreement. Borrower shall reimburse Lender for all reasonable costs and expenses incurred by Lender in connection with any such audit (including without limitation, all fees and expenses incurred by such auditor) up to a maximum of $13,000.00, promptly and, in any event, within 30 days of receipt of Lender's invoice in respect thereof.

         9. INVESTMENT BANK. Borrower agrees that it shall engage an investment bank acceptable to Lender by no later than September 30, 2002 for the purpose of pursuing strategic initiatives (including, without limitation, initiatives to raise additional debt or equity capital and to identify merger or acquisition opportunities) for the purpose of repaying Borrower's obligations to Lender under the Loan Agreement.

         10. WARRANT. In consideration of Lender's agreement to enter into this Amendment and provide Borrower with the accommodations described herein, Borrower shall, (a) no later than January 2, 2003, (i) issue to Lender (or its designated assignee) a warrant to purchase an amount of shares equal to 4.99% of Borrower's total issued and outstanding common shares ("Common Shares"), as of such date of issuance, at an exercise price of $0.01 per share (the "Warrant") which Warrant shall be in form and substance reasonably satisfactory to Lender and (ii) deliver to Lender such other documents as Lender may reasonably require in connection therewith, including, without limitation, to establish the due authorization, issuance and delivery of the Warrant and (b) no later than August 31, 2002 deliver to Lender a final form of Warrant which shall reflect the terms and conditions set forth in this Section 10 and shall be in form and substance reasonably satisfactory to Lender. In addition to the terms and conditions set forth above, the Warrant shall provide that (a) Lender may purchase (i) up to 1% of Borrower's total Common Shares on or after January 2, 2003 and (ii) an additional 0.5% of Borrower's total Common Shares on or after the first day of each month (each date, a "Purchase Rights Date") thereafter up to the maximum of 4.99% and (b) in the event that Borrower has satisfied all of its Obligations under the Loan Agreement (i) on or before January 2, 2003 then Borrower shall be relieved of its obligation to issue any shares thereunder and (ii) after January 2, 2003 but before the final Purchase Rights Date, Borrower shall be relieved of its obligation to issue any shares in excess of the maximum number of shares that Lender would have been entitled to purchase upon exercise of the Warrant on the date such Obligations are satisfied by Borrower.

         11. WAIVER. Lender hereby waives, on a one-time basis, Borrower's obligation prior to the date hereof, to comply with (and hereby waives, on a one-time basis, any Default or Event of Default arising prior to the date hereof from):

                  (a) Section 6.17 of the Loan Agreement regarding the maintenance of Borrower's Minimum Book Net Worth;

                  (b) Section 6.18 of the Loan Agreement regarding maintenance of a Minimum Monthly EBITDA for Borrower's Fiscal Months ending on or before June 30, 2002;

                  (c) Section 6.13 of the Loan Agreement, regarding the making of Capital Expenditures prior to the date hereof;

                  (d) Section 5.13 of the Loan Agreement, regarding maintenance of Borrower's deposit accounts PROVIDED that Borrower shall be in compliance with Section 5.13 on or before the 30th day following the date of this Amendment;

                  (e) Article 3 of the Loan Agreement due to the failure to make certain payments of principal, interest and fees, due on or before the date hereof, on the dates set forth in Article 3 of the Loan Agreement PROVIDED that this is only a waiver of any past failure to make such payments on the dates when previously due and nothing contained herein shall be deemed to be a waiver of Borrower's obligation to make (or Lender's right to receive) all such payments or any future payments when due in accordance with the Loan Agreement as amended by this Amendment; and

                  (f) Section 6 of the Second Amendment to the Loan Agreement
         (i) to pay the Loan Extension Fee in the initial amount of $100,000 on the date set forth therein, which initial fee has been converted to principal pursuant to Section 3 of this Amendment and (ii) to pay the $100,000 additional Loan Extension Fee (upon increase of the Loan Extension Fee to $200,000) which additional fee has been waived.

         This waiver shall not constitute a waiver of (i) any future breach of Sections 5.13, 6.13 or 6.18 or Article 3 (in each case as amended hereby) or
(ii) any other term or condition of the Loan Agreement or any future breach thereof. For greater certainty, Borrower and Lender agree that Borrower's failure to be in compliance with Section 5.13 on or before the 30th day following the date of this Amendment shall constitute an Event of Default under the Loan Agreement.

         12. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

                  (i) THIS AMENDMENT. Lender shall have received this Amendment, duly executed by Borrower;

                  (ii) NOTE. Lender shall have received the Second Amended and Restated Term Note, in the form attached hereto as Exhibit A, duly executed by Borrower; and

                  (iii) ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS. The Subsidiary Guarantors shall have executed the Acknowledgement of Subsidiary Guarantors form attached to the end of this Amendment.

         13. RELEASE. In consideration of the execution and delivery of this Amendment, Borrower hereby releases, remises and forever discharges Lender, its respective officers, directors, employees, agents, affiliates and attorneys, without conditions precedent to effectiveness, from all actions and causes of action heretofore arising out of or related to the Loan Agreement and the Loan Documents, or the relationship of Borrower and Lender, in each case whether known or unknown to Borrower as of the date hereof. Borrower acknowledges that it has been advised by legal counsel, to the extent that it has seen fit, and is familiar with and waives the provision of California Civil Code Section 1542, which provides as follows:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         14. NO OTHER AMENDMENTS; REAFFIRMATION OF LOAN DOCUMENTS; NO DEFENCES. Except as expressly amended hereby, the Loan Agreement shall remain unaltered and in full force and effect. Borrower hereby reaffirms the Loan Agreement and the other Loan Documents and its obligations to Lender thereunder. Borrower represents and warrants to Lender that there are no outstanding Events of

Default under the Loan Agreement. Borrower acknowledges that Lender has fully complied with its obligations under the Loan Agreement and the other Loan Documents and that Borrower has no defenses to the validity, enforceability or binding effect of the Loan Agreement or any other Loan Document or of any of the respective amendments thereto.

         15. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly authorized officers as of the date first above written.

                                             SVI SOLUTIONS, INC.,
                                             a Delaware corporation

                                             By:
                                                   -----------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------


                                             UNION BANK OF CALIFORNIA, N.A.,
                                             a California banking corporation

                                             By:
                                                   -----------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------

                    ACKNOWLEDGEMENT OF SUBSIDIARY GUARANTORS
                    ----------------------------------------



                  The undersigned hereby (a) ratify and reaffirm all of their obligations to Lender under the Subsidiary Guaranty, (b) consent to the execution and delivery by Borrower of the Amendment to which this Acknowledgement of Subsidiary Guarantors is attached and (c) confirm that the Subsidiary Guaranty remains in full force and effect. The undersigned agree that the execution of this Acknowledgment of Subsidiary Guarantors is not necessary for the continued validity and enforceability of the Subsidiary Guaranty, but is executed to induce Lender to enter into the Amendment.



Dated:  As of July 15, 2002



                                             SABICA VENTURES, INC.,
                                             a California corporation

                                             By:
                                                   -----------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------



                                             SVI RETAIL, INC.,
                                             a Delaware corporation

                                             By:
                                                   -----------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------



                                             SVI TRAINING PRODUCTS, INC.,
                                             a California corporation

                                             By:
                                                   -----------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                   -----------------------------

                                    EXHIBIT A
                                    ---------

                   SECOND AMENDED AND RESTATED TERM LOAN NOTE
                   ------------------------------------------


$7,210,847.20                                                      July 15, 2002
                                                         Los Angeles, California


                  FOR VALUE RECEIVED, the undersigned promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. (the "Lender") the principal amount of Seven Million, Two Hundred and Ten Thousand, Eight Hundred and Forty-Seven Dollars and Twenty Cents ($7,210,847.20), payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

                  Reference is made to the Amended and Restated Term Loan Agreement, dated as of June 29, 2001, by and between the undersigned, as Borrower, and the Lender, as Lender (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the respective meanings given those terms in the Loan Agreement. This is the Note referred to in the Loan Agreement, and the holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

                  The principal indebtedness evidenced by this Note shall be due and payable by the undersigned as follows:

                  (a) one payment of $35,000.00 on October 15, 2002;

                  (b) two (2) equal consecutive monthly installment payments of $50,000.00 each, on November 15, 2002 and December 15, 2002;

                  (c) eight (8) equal consecutive monthly installment payments of $100,000.00 each, on January 15, 2003 and on the 15th day of each month thereafter through and including August 15, 2003; and

                  (d) one payment in an amount equal to the entire remaining unpaid principal balance of the Term Loan and all accrued and unpaid interest thereon, on the Maturity Date.

                  Interest shall be payable on the outstanding daily unpaid principal amount of the Term Loan evidenced hereby from the date thereof until payment in full and shall accrue and be payable at a rate per annum equal to the sum of (i) the Alternative Base Rate and (ii) the Alternative Base Rate Margin on each Monthly Payment Date both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in SECTION 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

                  Each payment hereunder shall be made to Lender at Lender's Office in immediately available funds not later than 11:00 a.m. (California time) on the day of payment (which must be a Banking Day). All payments received after 11:00 a.m. (California time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

                  Lender shall use its best efforts to keep a record of payments of principal and interest received by it with respect to this Note, and such record shall be presumptive evidence of the amounts owing under this Note.

                  The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

                  The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

                  THIS NOTE SHALL BE DELIVERED TO AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LOCAL LAWS THEREOF.

                  This Note amends, restates, replaces, supercedes that certain Amended and Restated Term Loan Note, dated July 10, 2001, in the original principal amount of $7,359,605.24 made by the undersigned to the Lender.

                                          SVI SOLUTIONS, INC.,
                                          a Delaware corporation


                                          By:
                                             -----------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                                --------------------------------

                              SCHEDULE OF PAYMENTS


              Interest         Amount of          Unpaid
               Period          Principal         Principal         Notation
Date         and Payment          Paid            Balance           Made by
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